Exhibit 23.4

CONSENT OF INDEPENDENT DIRECTOR NOMINEE

To Greenbacker Renewable Energy Company LLC (the “Company”):

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Company’s Registration Statement on Form S-1 (the “Registration Statement”), and any amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company, and upon appointment to the Board of Directors of the Company, will serve as an independent member of the Board of Directors of the Company.

Dated: March 14, 2013

/s/ Kathy Cuocolo
Name: Kathy Cuocolo

Independent Director Nominee

CONSENT OF INDEPENDENT DIRECTOR NOMINEE

To Greenbacker Renewable Energy Company LLC (the “Company”):

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Company’s Registration Statement on Form S-1 (the “Registration Statement”), and any amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company, and upon appointment to the Board of Directors of the Company, will serve as an independent member of the Board of Directors of the Company.

Dated: March 15, 2013

/s/ Robert Herriott
Name: Robert Herriott

Independent Director Nominee

CONSENT OF INDEPENDENT DIRECTOR NOMINEE

To Greenbacker Renewable Energy Company LLC (the “Company”):

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended. I hereby consent to the references in the Company’s Registration Statement on Form S-1 (the “Registration Statement”), and any amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company, and upon appointment to the Board of the Company, will serve as an independent member of the Board of Directors of the Company.

Dated: March 29, 2013

/s/ David Kastin
Name: David Kastin

Independent Director Nominee

CONSENT OF INDEPENDENT DIRECTOR NOMINEE

To Greenbacker Renewable Energy Company LLC (the “Company”):

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Company’s Registration Statement on Form S-1 (the “Registration Statement”), and any amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company, and upon appointment to the Board of Directors of the Company, will serve as an independent member of the Board of Directors of the Company.

Dated: March 6, 2013

/s/ Garry L. Moody
Name: Garry L. Moody

Independent Director Nominee